TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

Quarter to Date Ended: June 30, 2005

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                           2,227         564           6         (311)      2,486
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                1,216          --          --         (306)        910
  Operating costs                                                              177         180           2            1         360
  Depreciation and amortization                                                 76         108           2           --         186
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                          1,469         288           4         (305)      1,456
                                                                        -----------------------------------------------------------

Gross margin                                                                   758         276           2           (6)      1,030

  Other costs and expenses
  Selling, general and administrative expenses                                 113          43          33           (5)        184
  Non-operating depreciation and other amortization                              1          --           2           --           3
  Franchise and revenue-based taxes                                             24          56          --            1          81
  Other income                                                                  (6)         --         (12)          --         (18)
  Other deductions                                                              12           2          13           (1)         26
  Interest income                                                              (11)        (14)        (16)          41          --
  Interest expense and related charges                                          94          68          69          (42)        189
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                             227         155          89           (6)        465
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       531         121         (87)          --         565

Income tax expense (benefit)                                                   186          35         (39)          --         182
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain             345          86         (48)          --         383

Income (loss) from discontinued operations, net of tax effect                   (1)         --          (3)          --          (4)

Extraordinary gain, net of tax                                                  --          --          --           --          --
                                                                        -----------------------------------------------------------

Net income (loss)                                                              344          86         (51)          --         379

Exchangeable preferred membership interest buyback premium                      --          --          --                       --

Preference stock dividends                                                      --          --           4           --           4
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                             344          86         (55)          --         375
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)                                                                    238
Average shares of common stock outstanding, diluted (millions)                                                                  243

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain       1.45        0.36       (0.20)        0.00        1.61
     Exchangeable preferred membership interest buyback premium                 --          --          --           --          --
     Preference stock dividends                                                 --          --       (0.02)          --       (0.02)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                          1.45        0.36       (0.22)        0.00        1.59
     Income (loss) from discontinued operations, net of tax effect              --          --       (0.02)          --       (0.02)
     Extraordinary gain, net of tax                                             --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             1.45        0.36       (0.24)          --        1.57

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain       1.42        0.35       (0.34)*       0.00        1.43
     Exchangeable preferred membership interest buyback premium                 --          --          --           --          --
     Preference stock dividends                                                 --          --       (0.02)          --       (0.02)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                          1.42        0.35       (0.36)        0.00        1.41
     Income (loss) from discontinued operations, net of tax effect              --          --       (0.02)          --       (0.02)
     Extraordinary gain, net of tax                                             --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             1.42        0.35       (0.38)          --        1.39

Dividends declared                                                                                                            0.563

* Reflects the dilution adjustment [ ($36) million / 5 million shares]

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

Quarter to Date Ended: June 30, 2004

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                           2,115         518          11         (341)      2,303
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                1,348          --          (2)        (333)      1,013
  Operating costs                                                              200         180           4           (5)        379
  Depreciation and amortization                                                 82          84           1           --         167
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                          1,630         264           3         (338)      1,559
                                                                        -----------------------------------------------------------

Gross margin                                                                   485         254           8           (3)        744

  Other costs and expenses
  Selling, general and administrative expenses                                 163          53          88           (4)        300
  Non-operating depreciation and other amortization                              6          (1)          6           --          11
  Franchise and revenue-based taxes                                             27          59           1           (1)         86
  Other income                                                                 (12)         (2)         (3)           1         (16)
  Other deductions                                                             261          19         159           (1)        438
  Interest income                                                               (7)        (14)        (20)          39          (2)
  Interest expense and related charges                                          93          71          48          (38)        174
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                             531         185         279           (4)        991
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       (46)         69        (271)           1        (247)

Income tax expense (benefit)                                                   (27)         22        (152)          --        (157)
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain             (19)         47        (119)           1         (90)

Income (loss) from discontinued operations, net of tax effect                  (27)         --         357           --         330

Extraordinary gain, net of tax                                                  --          16          --           --          16
                                                                        -----------------------------------------------------------

Net income (loss)                                                              (46)         63         238            1         256

Exchangeable preferred membership interest buyback premium                      --          --         849                      849

Preference stock dividends                                                      --          --           5           --           5
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                             (46)         63        (616)           1        (598)
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)                                                                    320
Average shares of common stock outstanding, diluted (millions)                                                                  320

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain      (0.06)       0.15       (0.37)          --       (0.28)
     Exchangeable preferred membership interest buyback premium                 --          --       (2.65)          --       (2.65)
     Preference stock dividends                                                 --          --       (0.02)          --       (0.02)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                         (0.06)       0.15       (3.04)          --       (2.95)
     Income (loss) from discontinued operations, net of tax effect           (0.08)         --        1.11           --        1.03
     Extraordinary gain, net of tax                                             --        0.05          --           --        0.05
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                            (0.14)       0.20       (1.93)          --       (1.87)

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain      (0.06)       0.15       (0.37)          --       (0.28)
     Exchangeable preferred membership interest buyback premium                 --          --       (2.65)          --       (2.65)
     Preference stock dividends                                                 --          --       (0.02)          --       (0.02)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                         (0.06)       0.15       (3.04)          --       (2.95)
     Income (loss) from discontinued operations, net of tax effect           (0.08)         --        1.11           --        1.03
     Extraordinary gain, net of tax                                             --        0.05          --           --        0.05
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                            (0.14)       0.20       (1.93)          --       (1.87)

Dividends declared                                                                                                            0.125

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE

Quarter to Date Ended June 30, 2005 vs June 30, 2004

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                             112          46          (5)          30         183
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                 (132)         --           2           27        (103)
  Operating costs                                                              (23)         --          (2)           6         (19)
  Depreciation and amortization                                                 (6)         24           1           --          19
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                           (161)         24           1           33        (103)
                                                                        -----------------------------------------------------------

Gross margin                                                                   273          22          (6)          (3)        286

  Other costs and expenses
  Selling, general and administrative expenses                                 (50)        (10)        (55)          (1)       (116)
  Non-operating depreciation and other amortization                             (5)          1          (4)          --          (8)
  Franchise and revenue-based taxes                                             (3)         (3)         (1)           2          (5)
  Other income                                                                   6           2          (9)          (1)         (2)
  Other deductions                                                            (249)        (17)       (146)          --        (412)
  Interest income                                                               (4)         --           4            2           2
  Interest expense and related charges                                           1          (3)         21           (4)         15
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                            (304)        (30)       (190)          (2)       (526)
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       577          52         184           (1)        812

Income tax expense (benefit)                                                   213          13         113           --         339
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain             364          39          71           (1)        473

Income (loss) from discontinued operations, net of tax effect                   26          --        (360)          --        (334)

Extraordinary gain, net of tax                                                  --         (16)         --           --         (16)
                                                                        -----------------------------------------------------------

Net income (loss)                                                              390          23        (289)          (1)        123

Exchangeable preferred membership interest buyback premium                      --          --        (849)          --        (849)

Preference stock dividends                                                      --          --          (1)          --          (1)
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                             390          23         561           (1)        973
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)                                                                  (82)
                                                                                                                                (78)
Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain       1.51        0.21        0.17         0.00        1.89
     Exchangeable preferred membership interest buyback premium                 --          --        2.65           --        2.65
     Preference stock dividends                                                 --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                                      1.51        0.21         2.82        4.54
     Income (loss) from discontinued operations, net of tax effect            0.08          --       (1.13)          --       (1.05)
     Extraordinary gain, net of tax                                             --       (0.05)         --           --       (0.05)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             1.59        0.16        1.69           --        3.44

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain       1.48        0.20        0.03         0.00        1.71
     Exchangeable preferred membership interest buyback premium                 --          --        2.65           --        2.65
     Preference stock dividends                                                 --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                                      1.48        0.20         2.68        4.36
     Income (loss) from discontinued operations, net of tax effect            0.08          --       (1.13)          --       (1.05)
     Extraordinary gain, net of tax                                             --       (0.05)         --           --       (0.05)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             1.56        0.15        1.55           --        3.26

Dividends declared                                                                                                            0.438

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: June 30, 2005

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                           4,030       1,114          12         (630)      4,526
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                2,272          --           1         (619)      1,654
  Operating costs                                                              330         362          --           --         692
  Depreciation and amortization                                                154         213           4           --         371
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                          2,756         575           5         (619)      2,717
                                                                        -----------------------------------------------------------

Gross margin                                                                 1,274         539           7          (11)      1,809

Other costs and expenses
  Selling, general and administrative expenses                                 227          91          59           (9)        368
  Non-operating depreciation and other amortization                              2          --           4           --           6
  Franchise and revenue-based taxes                                             50         114           2           (1)        165
  Other income                                                                  (8)         (2)        (59)          --         (69)
  Other deductions                                                              13           6          11           (1)         29
  Interest income                                                              (21)        (29)        (49)          80         (19)
  Interest expense and related charges                                         185         136         143          (80)        384
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                             448         316         111          (11)        864
                                                                        -----------------------------------------------------------
Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       826         223        (104)          --         945

Income tax expense (benefit)                                                   278          66        (189)          --         155
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain             548         157          85           --         790

Income (loss) from discontinued operations, net of tax effect                   (4)         --          15           --          11

Extraordinary gain, net of tax                                                  --          --          --           --          --
                                                                        -----------------------------------------------------------

Net income (loss)                                                              544         157         100           --         801

Exchangeable preferred membership interest buyback premium                      --          --          --                       --

Preference stock dividends                                                      --          --          10           --          10
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                             544         157          90           --         791
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)                                                                    238
Average shares of common stock outstanding, diluted (millions)                                                                  243

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain       2.30        0.66        0.36           --        3.32
     Exchangeable preferred membership interest buyback premium                 --          --          --           --          --
     Preference stock dividends                                                 --          --       (0.04)          --       (0.04)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                          2.30        0.66        0.32           --        3.28
     Income (loss) from discontinued operations, net of tax effect           (0.01)         --        0.05           --        0.04
     Extraordinary gain, net of tax                                             --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             2.29        0.66        0.37           --        3.32

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain       2.26        0.65       (1.71)          --        1.20
     Exchangeable preferred membership interest buyback premium                 --          --          --           --          --
     Preference stock dividends                                                 --          --       (0.04)          --       (0.04)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) from continuing operations
          available for common stock                                          2.26        0.65       (1.75)          --        1.16
     Income (loss) from discontinued operations, net of tax effect           (0.02)         --        0.07           --        0.05
     Extraordinary gain, net of tax                                             --          --          --           --          --
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             2.24        0.65       (1.68)          --        1.21

Dividends declared                                                                                                            1.125

* Reflects the dilution adjustment [ ($498) million / 5 million shares]

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT
Year to Date Ended: June 30, 2004

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                           4,072       1,041          17         (695)      4,435
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                2,602          --          (2)        (680)      1,920
  Operating costs                                                              367         355           2           (5)        719
  Depreciation and amortization                                                164         167           1            1         333
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                          3,133         522           1         (684)      2,972
                                                                        -----------------------------------------------------------

Gross margin                                                                   939         519          16          (11)      1,463

Other costs and expenses
  Selling, general and administrative expenses                                 310         103         127          (11)        529
  Non-operating depreciation and other amortization                             21           3          12           --          36
  Franchise and revenue-based taxes                                             53         117           1           --         171
  Other income                                                                 (13)         (4)        (10)           2         (25)
  Other deductions                                                             281          19         158           (1)        457
  Interest income                                                               (8)        (25)        (24)          51          (6)
  Interest expense and related charges                                         172         141          96          (51)        358
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                             816         354         360          (10)      1,520
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       123         165        (344)          (1)        (57)

Income tax expense (benefit)                                                    26          52        (174)          --         (96)
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain              97         113        (170)          (1)         39

Income (loss) from discontinued operations, net of tax effect                  (30)         --         409            1         380

Extraordinary gain, net of tax                                                  --          16          --           --          16
                                                                        -----------------------------------------------------------

Net income (loss)                                                               67         129         239           --         435

Exchangeable preferred membership interest buyback premium                      --          --         849                      849

Preference stock dividends                                                      --          --          11           --          11
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                              67         129        (621)          --        (425)
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)                                                                    322
Average shares of common stock outstanding, diluted (millions)                                                                  322

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain       0.30        0.35       (0.53)          --        0.12
     Exchangeable preferred membership interest buyback premium                 --          --       (2.64)          --       (2.64)
     Preference stock dividends                                                 --          --       (0.03)          --       (0.03)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss)  from continuing operations
          available for common stock                                          0.30        0.35       (3.20)          --       (2.55)
     Income (loss) from discontinued operations, net of tax effect           (0.09)         --        1.27           --        1.18
     Extraordinary gain, net of tax                                             --        0.05          --           --        0.05
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             0.21        0.40       (1.93)          --       (1.32)

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain       0.30        0.35       (0.53)          --        0.12
     Exchangeable preferred membership interest buyback premium                 --          --       (2.64)          --       (2.64)
     Preference stock dividends                                                 --          --       (0.03)          --       (0.03)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss)  from continuing operations
          available for common stock                                          0.30        0.35       (3.20)          --       (2.55)
     Income (loss) from discontinued operations, net of tax effect           (0.09)         --        1.27           --        1.18
     Extraordinary gain, net of tax                                             --        0.05          --           --        0.05
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             0.21        0.40       (1.93)          --       (1.32)

Dividends declared                                                                                                            0.250

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE
Year to Date Ended June 30, 2005 vs June 30, 2004

                                                                        TXU Energy  TXU Electric  Corporate  Eliminations /
                                                                         Holdings     Delivery     & Other     Rounding       Total
                                                                        ----------  ------------  ---------  --------------  ------
Operating revenues                                                             (42)         73          (5)          65          91
                                                                        -----------------------------------------------------------

Direct costs and expenses
  Cost of energy sold including delivery fees                                 (330)         --           3           61        (266)
  Operating costs                                                              (37)          7          (2)           5         (27)
  Depreciation and amortization                                                (10)         46           3           (1)         38
                                                                        -----------------------------------------------------------
    Total direct costs and expenses                                           (377)         53           4           65        (255)
                                                                        -----------------------------------------------------------

Gross margin                                                                   335          20          (9)          --         346

Other costs and expenses
  Selling, general and administrative expenses                                 (83)        (12)        (68)           2        (161)
  Non-operating depreciation and other amortization                            (19)         (3)         (8)          --         (30)
  Franchise and revenue-based taxes                                             (3)         (3)          1           (1)         (6)
  Other income                                                                   5           2         (49)          (2)        (44)
  Other deductions                                                            (268)        (13)       (147)          --        (428)
  Interest income                                                              (13)         (4)        (25)          29         (13)
  Interest expense and related charges                                          13          (5)         47          (29)         26
                                                                        -----------------------------------------------------------
    Total other costs and expenses                                            (368)        (38)       (249)          (1)       (656)
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before income taxes
  and extraordinary gain                                                       703          58         240            1       1,002

Income tax expense (benefit)                                                   252          14         (15)          --         251
                                                                        -----------------------------------------------------------

Income (loss) from continuing operations before extraordinary gain             451          44         255            1         751

Income (loss) from discontinued operations, net of tax effect                   26          --        (394)          (1)       (369)

Extraordinary gain, net of tax                                                  --         (16)         --           --         (16)
                                                                        -----------------------------------------------------------

Net income (loss)                                                              477          28        (139)          --         366

Exchangeable preferred membership interest buyback premium                      --          --        (849)          --        (849)

Preference stock dividends                                                      --          --          (1)          --          (1)
                                                                        -----------------------------------------------------------

Net income (loss) available to common shareholders                             477          28         711           --       1,216
                                                                        ===========================================================

Average shares of common stock outstanding, basic (millions)                                                                    (84)
Average shares of common stock outstanding, diluted (millions)                                                                  (79)

Per share of common stock:
   Basic earnings:

     Income (loss) from continuing operations before extraordinary gain       2.00        0.31        0.89           --        3.20
     Exchangeable preferred membership interest buyback premium                 --          --        2.64           --        2.64
     Preference stock dividends                                                 --          --       (0.01)          --       (0.01)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss)  from continuing operations
          available for common stock                                          2.00        0.31        3.52           --        5.83
     Income (loss) from discontinued operations, net of tax effect            0.08          --       (1.22)          --       (1.14)
     Extraordinary gain, net of tax                                             --       (0.05)         --           --       (0.05)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             2.08        0.26        2.30           --        4.64

   Diluted earnings:

     Income (loss) from continuing operations before extraordinary gain       1.96        0.30       (1.18)          --        1.08
     Exchangeable preferred membership interest buyback premium                 --          --        2.64           --        2.64
     Preference stock dividends                                                 --          --       (0.01)          --       (0.01)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss)  from continuing operations
          available for common stock                                          1.96        0.30        1.45           --        3.71
     Income (loss) from discontinued operations, net of tax effect            0.07          --       (1.20)          --       (1.13)
     Extraordinary gain, net of tax                                             --       (0.05)         --           --       (0.05)
                                                                        ----------  ----------  ----------  -----------  ----------
     Net income (loss) available for common stock                             2.03        0.25        0.25           --        2.53

Dividends declared                                                                                                            0.875

TXU CORP.  AND SUBSIDIARIES
================================================================================

CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS
(UNAUDITED)

                                                                                             Six Months Ended
                                                                                                 June 30,
                                                                                         -----------------------
                                                                                           2005            2004
                                                                                         -------         -------
                                                                                           (MILLIONS OF DOLLARS)
Cash flows - operating activities:
   Income from continuing operations                                                     $   790         $    39
   Adjustments to reconcile income from continuing operations to cash provided by operating activities:
     Depreciation and amortization                                                           407             400
     Deferred income taxes and investment tax credits -- net                                   4            (143)
     (Gain) loss on early extinguishment of debt                                              (1)             49
     Net effect of unrealized mark-to-market valuations of commodity contracts               (18)             31
     Asset write-down charges                                                                 --             189
     Decrease in accrued lease liability for out-of-service assets                           (12)             --
     Net (gain) loss from sale of assets                                                     (25)             15
     Net equity income from unconsolidated affiliates and joint ventures                      --              (1)
     Change in regulatory-related liabilities                                                (41)            (40)
     Net litigation settlement charge (credit)                                               (35)            100
     Charge for contract counterparty nonperformance                                          12              --
     Stock-based compensation expense                                                         15              22
     Amortization of losses on de-designated cash flow hedges                                 12              13
     Bad debt expense                                                                         19              47
   Changes in operating assets and liabilities                                              (533)           (234)
                                                                                         -------         -------
       Cash provided by operating activities                                                 594             487
                                                                                         -------         -------

Cash flows - financing activities:
   Issuances of securities:
     Long-term debt                                                                           71             790
     Common stock                                                                              4              18
   Retirements/repurchases of securities:
     Long-term debt held by subsidiary trusts                                                 --            (237)
     Equity-linked debt                                                                      (31)           (427)
     Other long-term debt                                                                    (92)         (1,069)
     Exchangeable preferred membership interests                                              --            (750)
     Common stock                                                                           (530)           (978)
     Preference stock                                                                       (300)             --
   Change in notes payable:
     Banks                                                                                 1,110           2,675
   Cash dividends paid:
     Common stock                                                                           (274)            (80)
     Preference stock                                                                        (11)            (11)
   Premium paid for redemption of exchangeable preferred membership interests                 --          (1,093)
   Debt premium, discount, financing and reacquisition expenses                              (29)              3
                                                                                         -------         -------
       Cash used in financing activities                                                     (82)         (1,159)
                                                                                         -------         -------

Cash flows - investing activities:
   Capital expenditures                                                                     (507)           (355)
   Nuclear fuel                                                                              (26)            (47)
   Dispositions of businesses                                                                 --             991
   Other                                                                                      23              19
                                                                                         -------         -------
       Cash provided by (used in) investing activities                                      (510)            608
                                                                                         -------         -------

Discontinued operations:
   Cash provided by (used in) operating activities                                           (21)             55
   Cash used in financing activities                                                          --            (116)
   Cash used in investing activities                                                          (2)            (13)
                                                                                         -------         -------
       Cash used in discontinued operations                                                  (23)            (74)
                                                                                         -------         -------

Net change in cash and cash equivalents                                                      (21)           (138)

Cash and cash equivalents -- beginning balance                                               106             829
                                                                                         -------         -------

Cash and cash equivalents -- ending balance                                              $    85         $   691
                                                                                         =======         =======

================================================================================

TXU CORP. AND SUBSIDIARIES
================================================================================

CONSOLIDATING BALANCE SHEET
JUNE 30, 2005
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                  Electric                Eliminations/
                                                                      Energy      Delivery       Other      Rounding         Total
                                                                   -----------  ------------  ----------  -------------  ----------
                                  ASSETS
Current assets
  Cash and cash equivalents                                               64             3            19            (1)          85
  Restricted cash                                                          9            34            --            --           43
  Advances to affiliates                                               1,620            --            --        (1,620)          --
  Accounts receivable - trade                                          1,033           115           321          (279)       1,190
  Income taxes receivable                                                 --            --           111          (111)          --
  Accounts receivable - affiliates                                        --           344            11          (355)          --
  Notes or other receivables due from affiliates                          --            32            --           (32)          --
  Inventories                                                            293            51             3            --          347
  Commodity contract assets                                              999            --            --            --          999
  Accumulated deferred income taxes                                       81            --            93           (24)         150
  Other current assets                                                   184            63            50            (2)         295
                                                                   ----------------------------------------------------------------
    Total current assets                                               4,283           642           608        (2,424)       3,109
                                                                   ----------------------------------------------------------------

Investments
  Restricted cash                                                         12            11             4             1           28
  Other investments                                                      546            78         6,808        (6,750)         682
Property, plant and equipment - net                                    9,802         6,845           121            18       16,786
Notes or other receivables due from affiliates                            --           371            --          (371)          --
Goodwill                                                                 517            25            --            --          542
Regulatory assets - net                                                   --         1,852            --            --        1,852
Commodity contract assets                                                338            --            --            --          338
Cash flow hedge and other derivative assets                               30            --            52            --           82
Other noncurrent assets                                                  236           106           924          (949)         317
Assets held for sale                                                      14            --            --            --           14
                                                                   ----------------------------------------------------------------
    Total assets                                                      15,778         9,930         8,517       (10,475)      23,750
                                                                   ================================================================

              LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                            & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                                1,160           160            --            --        1,320
  Advances from affiliates                                                --            42         1,578        (1,620)          --
  Long-term debt due currently                                           431           184           698            --        1,313
  Accounts payable - trade                                               730           102           296          (279)         849
  Accounts payable - affiliates                                          359            --            --          (359)          --
  Notes or other liabilities due to affiliates                            32            --            --           (32)          --
  Commodity contract liabilities                                         726            --            --            --          726
  Litigation and other settlement accruals                                13           221            --           234
  Other current liabilities                                              757           306           237          (137)       1,163
                                                                   ----------------------------------------------------------------
    Total current liabilities                                          4,195           807         3,030        (2,427)       5,605
                                                                   ----------------------------------------------------------------

Accumulated deferred income taxes                                      2,106         1,473            --          (887)       2,692
Investment tax credits                                                   334            60            --             1          395
Commodity contract liabilities                                           526            --            --            --          526
Cash flow hedge and other derivative liabilities                         125            --            15             1          141
Notes or other liabilities due to affiliates                             371            --            --          (371)          --
Long-term debt, less amounts due currently                             2,855         4,153         4,317            --       11,325
Other noncurrent liabilities and deferred credits                        890           563         1,201           (66)       2,588
Liabilities held for sale                                                  4            --            --            --            4
                                                                   ----------------------------------------------------------------
    Total liabilities                                                 11,406         7,056         8,563        (3,749)      23,276
                                                                   ----------------------------------------------------------------

Preferred securities of subsidiaries                                     519            --          (481)           --           38

Shareholders' equity
  Preferred stock - not subject to mandatory redemption                   --            --            --            --           --
  Common stock                                                            --            --             2            --            2
  Additional paid in capital                                           2,263         2,092         2,325        (4,355)       2,325
  Retained earnings (deficit)                                          1,687           810        (1,760)       (2,496)      (1,759)
  Accumulated other comprehensive income (loss)                          (97)          (28)         (132)          125         (132)
                                                                   ----------------------------------------------------------------
    Total shareholders' equity                                         3,853         2,874           435        (6,726)         436
                                                                   ----------------------------------------------------------------
    Total liabilities, preferred securities of subsidiaries &
      shareholders' equity                                            15,778         9,930         8,517       (10,475)      23,750
                                                                   ================================================================

================================================================================

TXU CORP. AND SUBSIDIARIES
================================================================================

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                  Electric                Eliminations/
                                                                      Energy      Delivery       Other      Rounding         Total
                                                                   -----------  ------------  ----------  -------------  ----------
                                  ASSETS
Current assets
  Cash and cash equivalents                                               70            --            36            --          106
  Restricted cash                                                          6            43            --            --           49
  Advances to affiliates                                                 686            --            --          (686)          --
  Accounts receivable - trade                                          1,139            72           400          (337)       1,274
  Income taxes receivable                                                 --            --           234          (209)          25
  Accounts receivable - affiliates                                        --           194            --          (194)          --
  Notes or other receivables due from affiliates                          --            49            --           (49)          --
  Inventories                                                            284            33             3            --          320
  Commodity contract assets                                              546            --            --            --          546
  Accumulated deferred income taxes                                       94            --           130            --          224
  Other current assets                                                   139            31            85            (6)         249
                                                                   ----------------------------------------------------------------
    Total current assets                                               2,964           422           888        (1,481)       2,793
                                                                   ----------------------------------------------------------------

Investments
  Restricted cash                                                         15            13            19            --           47
  Other investments                                                      538            49         6,354        (6,277)         664
Property, plant and equipment - net                                    9,920         6,609           147            --       16,676
Notes or other receivables due from affiliates                            --           386            --          (386)          --
Goodwill                                                                 517            25            --            --          542
Regulatory assets - net                                                   --         1,891            --            --        1,891
Commodity contract assets                                                315            --            --            --          315
Cash flow hedge and other derivative assets                                8            --            (2)           --            6
Other noncurrent assets                                                  221            98           725          (761)         283
Assets held for sale                                                      17            --             7            --           24
                                                                   ----------------------------------------------------------------
    Total assets                                                      14,515         9,493         8,138        (8,905)      23,241
                                                                   ================================================================

              LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                            & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                                  210            --            --            --          210
  Advances from affiliates                                                --            63           623          (686)          --
  Long-term debt due currently                                            31           182            15             1          229
  Accounts payable - trade                                               956            89           370          (338)       1,077
  Accounts payable - affiliates                                          191            --             2          (193)          --
  Notes or other liabilities due to affiliates                            49            --            --           (49)          --
  Commodity contract liabilities                                         491            --            --            --          491
  Litigation and other settlement accruals                                21           370            --           391
  Other current liabilities                                              803           362           368          (215)       1,318
                                                                   ----------------------------------------------------------------
    Total current liabilities                                          2,731           717         1,748        (1,480)       3,716
                                                                   ----------------------------------------------------------------

Accumulated deferred income taxes                                      1,927         1,524            --          (730)       2,721
Investment tax credits                                                   342            63            --            --          405
Commodity contract liabilities                                           347            --            --            --          347
Cash flow hedge and other derivative liabilities                         178            --            17            --          195
Notes or other liabilities due to affiliates                             386            --            --          (386)          --
Long-term debt, less amounts due currently                             3,226         4,199         4,987            --       12,412
Other noncurrent liabilities and deferred credits                      1,270           303         1,219           (30)       2,762
Liabilities held for sale                                                  6            --            --            --            6
                                                                   ----------------------------------------------------------------
    Total liabilities                                                 10,413         6,806         7,971        (2,626)      22,564
                                                                   ----------------------------------------------------------------

Preferred securities of subsidiaries                                     511            --          (473)           --           38

Shareholders' equity
  Preferred stock - not subject to mandatory redemption                   --            --           300            --          300
  Common stock                                                            --            --             2            --            2
  Additional paid in capital                                           2,781         2,061         2,806        (4,842)       2,806
  Retained earnings (deficit)                                            961           653        (2,283)       (1,614)      (2,283)
  Accumulated other comprehensive income (loss)                         (151)          (27)         (185)          177         (186)
                                                                   ----------------------------------------------------------------
    Total shareholders' equity                                         3,591         2,687           640        (6,279)         639
                                                                   ----------------------------------------------------------------
    Total liabilities, preferred securities of subsidiaries &
      shareholders' equity                                            14,515         9,493         8,138        (8,905)      23,241
                                                                   ================================================================

================================================================================

TXU CORP. AND SUBSIDIARIES
================================================================================

CONSOLIDATING BALANCE SHEET - VARIANCE
JUNE 30, 2005 VS DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                                                                  Electric                Eliminations/
                                                                      Energy      Delivery       Other      Rounding         Total
                                                                   -----------  ------------  ----------  -------------  ----------
                                  ASSETS
Current assets
  Cash and cash equivalents                                               (6)            3           (17)           (1)         (21)
  Restricted cash                                                          3            (9)           --            --           (6)
  Advances to affiliates                                                 934            --            --          (934)          --
  Accounts receivable - trade                                           (106)           43           (79)           58          (84)
  Income taxes receivable                                                 --            --          (123)           98          (25)
  Accounts receivable - affiliates                                        --           150            11          (161)          --
  Notes or other receivables due from affiliates                          --           (17)           --            17           --
  Inventories                                                              9            18            --            --           27
  Commodity contract assets                                              453            --            --            --          453
  Accumulated deferred income taxes                                      (13)           --           (37)          (24)         (74)
  Other current assets                                                    45            32           (35)            4           46
                                                                   ----------------------------------------------------------------
    Total current assets                                               1,319           220          (280)         (943)         316
                                                                   ----------------------------------------------------------------

Investments
  Restricted cash                                                         (3)           (2)          (15)            1          (19)
  Other investments                                                        8            29           454          (473)          18
Property, plant and equipment - net                                     (118)          236           (26)           18          110
Notes or other receivables due from affiliates                            --           (15)           --            15           --
Goodwill                                                                  --            --            --            --           --
Regulatory assets - net                                                   --           (39)           --            --          (39)
Commodity contract assets                                                 23            --            --            --           23
Cash flow hedge and other derivative assets                               22            --            54            --           76
Other noncurrent assets                                                   15             8           199          (188)          34
Assets held for sale                                                      (3)           --            (7)           --          (10)
                                                                   ----------------------------------------------------------------
    Total assets                                                       1,263           437           379        (1,570)         509
                                                                   ================================================================

              LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
                            & SHAREHOLDERS' EQUITY
Current liabilities
  Notes payable - banks                                                  950           160            --            --        1,110
  Advances from affiliates                                                --           (21)          955          (934)          --
  Long-term debt due currently                                           400             2           683            (1)       1,084
  Accounts payable - trade                                              (226)           13           (74)           59         (228)
  Accounts payable - affiliates                                          168            --            (2)         (166)          --
  Notes or other liabilities due to affiliates                           (17)           --            --            17           --
  Commodity contract liabilities                                         235            --            --            --          235
  Litigation and other settlement accruals                                --            (8)         (149)           --         (157)
  Other current liabilities                                              (46)          (56)         (131)           78         (155)
                                                                   ----------------------------------------------------------------
    Total current liabilities                                          1,464            90         1,282          (947)       1,889
                                                                   ----------------------------------------------------------------

Accumulated deferred income taxes                                        179           (51)           --          (157)         (29)
Investment tax credits                                                    (8)           (3)           --             1          (10)
Commodity contract liabilities                                           179            --            --            --          179
Cash flow hedge and other derivative liabilities                         (53)           --            (2)            1          (54)
Notes or other liabilities due to affiliates                             (15)           --            --            15           --
Long-term debt, less amounts due currently                              (371)          (46)         (670)           --       (1,087)
Other noncurrent liabilities and deferred credits                       (380)          260           (18)          (36)        (174)
Liabilities held for sale                                                 (2)           --            --            --           (2)
                                                                   ----------------------------------------------------------------
    Total liabilities                                                    993           250           592        (1,123)         712
                                                                   ----------------------------------------------------------------

Preferred securities of subsidiaries                                       8            --            (8)           --           --

Shareholders' equity
  Preferred stock - not subject to mandatory redemption                   --            --          (300)           --         (300)
  Common stock                                                            --            --            --            --           --
  Additional paid in capital                                            (518)           31          (481)          487         (481)
  Retained earnings (deficit)                                            726           157           523          (882)         524
  Accumulated other comprehensive income (loss)                           54            (1)           53           (52)          54
                                                                   ----------------------------------------------------------------
    Total shareholders' equity                                           262           187          (205)         (447)        (203)
                                                                   ----------------------------------------------------------------
    Total liabilities, preferred securities of subsidiaries &
      shareholders' equity                                             1,263           437           379        (1,570)         509
                                                                   ================================================================

================================================================================

TXU CORP. REGULATORY SUMMARY
================================================================================

COMPANY                SUMMARY/EVENTS
--------------------------------------------------------------------------------

TXU Energy             PRICE TO BEAT (PTB) applies to former franchise area
                       residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate -- the PTB -- to residential customers. TXU
                       Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004, and as of 1/1/05, has been permitted to offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07. The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX
                       12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.

                       PUC NO. 31004 - Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed April 15, 2005
                       + Requested 20.8% increase in PTB fuel factor.
                       + Resulted in a 9.9% increase to residential customers using 1,000 kWh per month.
                       + Approved by the PUC on May 11, 2005.

TXU Electric           TXU ELECTRIC DELIVERY GENERAL RATE CASE: Authorized ROE
Delivery               of 11.25%, Capital structure of 60% Debt, 40% Equity.
                       Reports are filed annually for review with the PUC. In
                       2004, certain cities within TXU Electric Delivery's historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU
                       Electric Delivery, which have been established by the Public Utility Commission, are just and reasonable.
                       Twenty-three cities passed such resolutions (and eleven passed resolutions supporting the other cities). TXU
                       Electric Delivery has the right to appeal any city action to the Public Utility Commission. In the fourth quarter of 2004, TXU Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries. The settlement agreement, which was finalized
                       February 22, 2005, avoids any immediate rate actions, but requires TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery has offered the benefits of the settlement to non-litigant cities. The final settlement amount is undetermined; however, TXU
                       Electric Delivery believes it will approximate the amount accrued.

                       PUC NO. 30655 - Petition of TXU Electric Delivery
                       Company for Approval of Transmission Cost Recovery Factor
                       (TCRF) Update
                       + The PUC approved TXU Electric Delivery's proposed TCRF on February 23, 2005 (with new TCRF rates effective
                       March 1, 2005)
                       + The increase will recover an additional $1.6 million in annual revenue.

                       PUC NO. 31371 - Petition of TXU Electric Delivery
                       Company for Approval of Transmission Cost Recovery Factor
                       (TCRF) Update
                       + Filed July 18, 2005, new TCRF rates to be effective September 1, 2005
                       + Decrease of $9 million annually, due to reduction in LCRA's transmission service rate.

                       PUC NO. 30802 - Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rates filed February 28, 2005
                       + New rate approved and effective April 29, 2005
                       + Total annualized revenue increase of $23 million


                                     1 of 1

TXU CORP. SUMMARY OF SIGNIFICANT LEGAL PROCEEDINGS
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
DATE FILED        CASE INFORMATION                           SUMMARY AND STATUS
-----------------------------------------------------------------------------------------------------------------------------
2/18/05           UTILITY CHOICE, L.P. AND CIRRO GROUP,      Claims that defendants engaged in anticompetitive conduct.
                  INC. V. TXU CORP, ET AL; Civil Action      The Court has set a briefing schedule for motions to dismiss.
                  in United States District Court for the
                  Southern District of Texas, Houston
                  Division
-----------------------------------------------------------------------------------------------------------------------------
10/19/2004 -      IN RE NATURAL GAS ANTI-TRUST CASES I,      Ten lawsuits filed in various California superior courts by
12/30/2004        II, III, IV, AND V; Civil Action in San    purported customers v. TXU Corp. and certain subs and other
                  Diego Superior Court.                      marketers, traders, deliverers and sellers of natural gas in
                                                             California. Allege that beginning by summer of 2000,
                                                             defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws.
-----------------------------------------------------------------------------------------------------------------------------
7/7/2003          TEXAS COMMERCIAL ENERGY V. TXU ENERGY,     Filing by an ERCOT market participant against TXU Energy and
                  INC., ET AL.; Civil Action No.             other wholesale market participants in ERCOT asserting
                  C-03-249; United States District Court     antitrust and other claims. TXU Energy filed a motion to
                  for the Southern District of Texas         dismiss which was granted and affirmed on appeal by the Fifth
                                                             Circuit. TCE is seeking further review of this decision.
-----------------------------------------------------------------------------------------------------------------------------
2/3/2004          PATRICK GOODENOUGH, JAMES BRANT            Plaintiffs seek to represent a class of participants in
                  HARGRAVE, KARI LYN SMITH AND CARL          employee benefit plans claiming violation of ERISA.  A second
                  PFEIL, ON BEHALF OF THE TXU THRIFT         class certification motion is pending before the Court for
                  PLAN, AND ALL OTHER PERSONS SIMILARLY      decision. The court has stayed discovery in this case.
                  SITUATED, VS. TXU CORP. ET AL.;  Case
                  No. 3:02-CV-2573-K;  United States
                  District Court for the Northern
                  District of Texas, Dallas Division
-----------------------------------------------------------------------------------------------------------------------------
3/10/2003         KIMBERLY PAIGE KILLEBREW, ON BEHALF OF     Filing made by an alleged retail consumer of electricity
                  HERSELF AND ALL SIMILARLY-SITUATED         asserting defendants engaged in manipulation of the wholesale
                  INDIVIDUALS V. TXU CORP. AND TXU           electric market and violation of antitrust and other laws.
                  PORTFOLIO MANAGEMENT COMPANY LP,; Cause    The case was stayed pending the TCE appeal.  With the issuance
                  No. 3:04cv806; United States District      of the opinion in the TCE case, the TXU Defendants expect to
                  Court for the Northern District of         seek dismissal of this litigation.
                  Texas, Dallas Division
-----------------------------------------------------------------------------------------------------------------------------
10/23/2002        BRUCE GIRDAUSKAS, DERIVATIVELY ON          Derivative filing made by a purported shareholder alleging
                  BEHALF OF TXU CORP. VS. TXU CORP. ET       breach of fiduciary duty.  Plaintiff failed to make a pre-suit
                  al; Cause No.  02-10191; 116th Judicial    demand upon the directors as required by law, and the case is
                  District Court of Dallas County, Texas     currently stayed.
-----------------------------------------------------------------------------------------------------------------------------
Jan 2003,         RICHARD SCHWARTZ, ET AL., V. TXU CORP      A consolidated case alleging violations of the Securities Act
Oct 2002,         ET AL.; Civil Action No.:                  of 1933 and the Securities Exchange Act of 1934.  The case has
Nov 2002,         3:02-CV-2243-K;  United States District    been settled in exchange for payment of $150 million, at least
Dec 2002          Court for the Northern District of         $101 million of which will be paid by TXU's D&O insurance
                  Texas, Dallas Division                     carriers.  The Court granted preliminary approval of the
                                                             settlement and conducted a hearing on final approval on June
                                                             23, 2005. The Court has not yet entered an order.
-----------------------------------------------------------------------------------------------------------------------------
Oct 2003          TXU EUROPE CLAIMS                          On January 28, 2005, TXU entered into a settlement agreement providing for payment of approximately $220 million to the administrators of TXU Europe Ltd in order to resolve the
                                                             claims and potential claims of the TXU Europe companies and creditors of those companies against TXU and its directors and officers associated with losses from TXU Europe.  Creditor groups approved the settlement but two creditors appealed the overall administration plan to the court.  Court action is expected by Q3 or Q4.
-----------------------------------------------------------------------------------------------------------------------------
3/18/2005         SEC SUBPOENA                               Subpoena requires documents and information from 1/1/01
                                                             through 3/31/03.  Subpoena states it is a fact finding inquiry and that no violation of law has been concluded.  TXU Corp.
                                                             has substantially responded and will continue to cooperate.
-----------------------------------------------------------------------------------------------------------------------------

(1) Although it cannot predict the outcome of each of the litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.

                                     1 of 1